                                                                    EXHIBIT 10.2



NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT, NO SHARES OF THE COMPANY'S COMMON STOCK SHALL BE ISSUED PURSUANT HERETO UNLESS THE COMPANY'S 1997 STOCK OPTION PLAN SHALL HAVE FIRST BEEN APPROVED BY THE SHAREHOLDERS OF THE COMPANY IN ACCORDANCE WITH THE TERMS OF THE PLAN.

OPTIONEES TO WHOM INCENTIVE STOCK OPTIONS ARE GRANTED MUST MEET CERTAIN HOLDING PERIOD AND EMPLOYMENT REQUIREMENTS FOR FAVORABLE TAX TREATMENT.

UNLESS OTHERWISE STATED, ALL TERMS DEFINED IN THE PLAN SHALL HAVE THE SAME MEANING HEREIN AS SET FORTH IN THE PLAN.

                                    VIB CORP

                             STOCK OPTION AGREEMENT

                             1997 STOCK OPTION PLAN


                      [  ]   Incentive Stock Option

                      [  ]   Non-Qualified Stock Option

        THIS AGREEMENT, dated the _____ day of ________, ____, by and between VIB Corp, a California corporation (the "Company"), and_______________________________("Optionee");

         WHEREAS, pursuant to the Company's 1997 Stock Option Plan (the "Plan"), the Stock Option Committee has authorized the grant to Optionee of a Stock Option to purchase all or any part of____________________________(__________)
authorized but unissued shares of the Company's Common Stock at the price of ______________________ Dollars ($_________________) per share, such Stock Option to be for the term and upon the terms and conditions hereinafter stated;

               NOW, THEREFORE, it is hereby agreed:
               1. Grant of Stock Option. Pursuant to said action of the Stock Option Committee and pursuant to authorizations granted by all appropriate regulatory and governmental agencies, the Company hereby grants to Optionee the option to purchase, upon and subject to the terms and conditions of the Plan, which is incorporated in full herein by this reference, all or any part of __________________________(________________) Option Shares of the
Company's Common Stock at the price of ___________________________Dollars ($___________________) per share. For purposes of this Agreement and the Plan, the date of grant shall be ________________________. At the date of grant, Optionee does not own/owns stock possessing more than 10% of the total combined voting power of all classes of capital stock of the Company or any Subsidiary.

        The Stock Option granted hereunder is/is not intended to qualify as an Incentive Stock Option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

        2. Exercisability. This Stock Option shall be exercisable as to ________________ Option Shares on __________________; as to
__________________Option Shares on __________________; as to __________________
Option Shares on __________________; as to __________________Option Shares on
__________________; and as to __________________Option Shares on
__________________. This Stock Option shall remain exercisable as to all of such Option Shares until __________________, ______(but not later than ten (10) years from the date hereof), at which time it shall expire in its entirety, unless this Stock Option has expired or terminated earlier in accordance with the provisions hereof or of the Plan. Option Shares as to which this Stock Option become exercisable may be purchased at any time prior to expiration of this Stock Option.

        3. Exercise of Stock Option. This Stock Option may be exercised by: (i) delivering written notice substantially in the form of Exhibit 1 hereto to the Company stating the number of Option Shares with respect to which this Stock Option is being exercised; (ii) delivering cash (or bank, cashier's or certified check) and/or, if permitted at or before the time of exercise by the Stock Option Committee, shares of Common Stock of the Company which when added to the cash payment, if any, have an aggregate Fair Market Value equal to the full amount of the purchase price of such Option Shares; and (iii) unless the shares of Common Stock covered by the Plan have been registered with the Securities and Exchange Commission pursuant to the registration requirements under the Securities Act of 1933, delivering a written representation letter substantially in the form of Exhibit "B" to the Plan. Not less than ten (10) Option Shares may be purchased at any one time unless the number purchased is the total number which remains to be purchased under this Stock Option and in no event may the Stock Option be exercised with respect to fractional shares. Upon exercise, Optionee shall make appropriate arrangements and shall be responsible for the withholding of all federal and state income taxes then due, if any.

        4. Prior Outstanding Stock Options. Pursuant to Section 8(b) of the Plan, an Incentive Stock Option held by Optionee may be exercisable while the Optionee has outstanding and unexercised any Incentive Stock Option previously granted to him or her by the Company, or a bank or corporation which (at the time of grant) is a parent or Subsidiary of the Company, or a predecessor corporation of any such entity.

        5. Cessation of Affiliation. Except as provided in Paragraph 6 hereof, if, for any reason other than Optionee's disability or death, Optionee ceases to be employed by or affiliated with the Company or a Subsidiary, this Stock Option shall expire ninety (90) days thereafter or on the date specified in Paragraph 2 hereof, whichever is earlier. During such period after cessation of employment or affiliation, this Stock Option shall be exercisable only as to those increments, if any, which had become exercisable as of the date on which the Optionee ceased to be employed by or affiliated with the Company or Subsidiary, and any Stock Options or increments which had not become exercisable as of such date shall expire and terminate automatically on such date.

        6. Termination for Cause. If Optionee's employment by or affiliation with the Company or a Subsidiary is terminated for cause, this Stock Option shall expire thirty (30) days thereafter unless reinstated by the Stock Option Committee within thirty (30) days of such termination by giving written notice of such reinstatement to Optionee. In the event of such reinstatement, Optionee may exercise this Stock Option only to such extent, for such time, and upon such terms and conditions as if Optionee had ceased to be employed by or affiliated with the Company or a Subsidiary upon the date of such termination for a reason other than cause, disability or death. Termination for cause shall include, but shall not be limited to, termination for malfeasance or gross misfeasance in the performance of duties or conviction of illegal activity in connection therewith, or any conduct detrimental to the interests of the Company or a Subsidiary, and, in any event, the determination of the Stock Option Committee with respect thereto shall be final and conclusive.

        7. Disability or Death of Optionee. If Optionee becomes disabled or dies while employed by or affiliated with the Company or a Subsidiary, or during the ninety-day period referred to in Paragraph 5 hereof, this Stock Option shall automatically expire and terminate one (1) year after the date of Optionee's disability or death or on the day specified in Paragraph 2 hereof, whichever is earlier. After Optionee's disability or death but before such expiration, the person or persons to whom Optionee's rights under this Stock Option shall have passed by order of a court of competent jurisdiction or by will or the applicable laws of descent and distribution, or the executor, administrator or conservator of Optionee's estate, subject to the provisions of Paragraph 13 hereof, shall have the right to exercise this Stock Option to the extent that increments, if any, had become exercisable as of the date on which Optionee ceased to be employed by or affiliated with the Company or a Subsidiary. For purposes hereof, "disability" shall have the same meaning as set forth in
Section 14 of the Plan.

        8. Nontransferability. This Stock Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during Optionee's lifetime only by Optionee.

        9. Employment. This Agreement shall not obligate the Company or a Subsidiary to employ Optionee for any period, nor shall it interfere in any way with the right of the Company or a Subsidiary to increase or reduce Optionee's compensation.

        10. Privileges of Stock Ownership. Optionee shall have no rights as a stockholder with respect to the Option Shares unless and until said Option Shares are issued to Optionee as provided in the

Plan. Except as provided in Section 15 of the Plan, no adjustment will be made for dividends or other rights in respect of which the record date is prior to the date such stock certificates are issued.

        11. Modification and Termination by Board of Directors. The rights of Optionee are subject to modification and termination upon the occurrence of certain events as provided in Sections 16 and 17 of the Plan. Upon adoption by the requisite holders of the Company's outstanding shares of Common Stock of any plan of dissolution, liquidation, reorganization, merger, consolidation or sale of all or substantially all of the assets of the Company to another corporation which would, upon consummation, result in termination of this Stock Option in accordance with Section 16 of the Plan, this Stock Option shall become immediately exercisable as to all unexercised Option Shares notwithstanding the incremental exercise provisions of Paragraph 2 of this Agreement, for a period then specified by the Stock Option Committee, but in any event not less than thirty (30) days, in accordance with Section 8(g) of the Plan, on the condition that the terminating event described in Section 16 of the Plan is consummated. If such terminating event is not consummated, this Stock Option shall be exercisable in accordance with the terms of the Agreement, excepting this Paragraph 11.

        12. Notification of Sale. Optionee agrees that Optionee, or any person acquiring Option Shares upon exercise of this Stock Option, will notify the Company in writing not more than five (5) days after any sale or other disposition of such Shares.

        13. Approvals. This Agreement and the issuance of Option Shares hereunder are expressly subject to the approval of the Plan and the form of this Agreement by the holders of not less than a majority of the voting stock of the Company. This Stock Option may not be exercised unless and until all applicable requirements of all regulatory agencies having jurisdiction with respect thereto, and of the securities exchanges upon which securities of the Company are listed, if any, have been complied with.

        14. Notices. All notices to the Company provided for in this Agreement shall be addressed to it in care of its Chief Executive Officer at its main office and all notices to Optionee shall be addressed to Optionee's address on file with the Company or a Subsidiary, or to such other address as either may designate to the other in writing, all in compliance with the notice provisions set forth in Section 26 of the Plan.

        15. Incorporation of Plan. All of the provisions of the Plan are incorporated herein by reference as if set forth in full in this Agreement. In the event of any conflict between the terms of the Plan and any provision contained herein, the terms of the Plan shall be controlling and the conflicting provisions contained herein shall be disregarded.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                         VIB CORP


                                         By
                                           -------------------------------------

                                         By
                                           -------------------------------------

                                         OPTIONEE



                                         ---------------------------------------

ACKNOWLEDGMENT:

         I hereby acknowledge receipt of a copy of this Agreement as well as a copy of the Stock Option Plan.

                                        OPTIONEE



                                        ----------------------------------------

                                    EXHIBIT 1


                       NOTICE OF EXERCISE OF STOCK OPTION



VIB Corp
1498 Main Street
El Centro, California 92243

Attention:  President

Gentlemen:

        Pursuant to a Stock Option Agreement dated ________________, _____, VIB Corp granted to me an option covering _________________ shares of its Common Stock at a price of $_____________ per share. Taking into account all appropriate adjustments for stock splits and dividends and the like, as well as for option shares already exercised, if any, that Stock Option Agreement presently covers ________________ shares at approximately $_______________ per share.

        By executing this Notice, the undersigned hereby exercises the option as to ____________ shares (the "Shares"), for an aggregate purchase price of $_______________, which Shares are currently vested and exercisable pursuant to the terms of the Stock Option Agreement. The exercise of the stock options effected hereby is subject to and pursuant to the terms of the Company's 1997 Stock Option Plan and the Stock Option Agreement by and between the undersigned and the Company.

        In accordance with the terms of the 1997 Stock Option Plan and my Stock Option Agreement, I hereby tender payment for, and the amount to be held withheld for taxes upon, the purchase of the Shares as follows:

        1.     Purchase Price Paid:  $___________________

               Form of Payment:  [ ]  cash

                                 [ ]  cashier's or certified check

                                 [ ]  funds transfer from account ________; or

                                 [ ]  _______ shares of the Company's Common
                                      Stock (requires special approvals)

        2. Withholding taxes:

                                 [ ]  Submitted herewith is $___________;
                                       or

                                 [ ]    I have instructed my employer not to
                                        deposit with the Internal Revenue
                                        Service and the California Franchise Tax
                                        Board any amount required to be
                                        withheld, as I will personally assume
                                        responsibility for the amounts and
                                        timing of my estimated tax withholding.

        As reported by [ ] Nasdaq or by [ ] _______________________, an officer of VIB Corp, the fair market value per share of VIB Corp's common stock as of this date is $________________.

        Please register the Shares in the following manner:

        ______________________________________________________
        Print or Type Name



        Please mail certificate to the following address:

        _______________________________________________________
        _______________________________________________________
        _______________________________________________________



                                               _________________________________
                                               (Signature)

Dated: __________________________              _________________________________
                                               (Type or Print Your Name)

                                   EXHIBIT "A"



                            _______________,________



VIB Corp
1498 Main Street
El Centro, California 92243


Gentlemen:

        On this _____ day of ___________________, ______, the undersigned has received, pursuant to the VIB Corp 1997 Stock Option Plan (the "Plan") and the Stock Option Agreement (the "Agreement") by and between VIB Corp (the "Company") and the undersigned dated ______________________, ______ an option to purchase ________ shares of the common stock, no par value, of VIB Corp (the "Stock").

        In consideration of the grant of such option by VIB Corp:

        1. I hereby represent and warrant to you that the Stock to be acquired pursuant to the option will be acquired by me in good faith and for my own personal account, and not with a view to distributing the Stock to others or otherwise reselling the stock in violation of the Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder.

        2. I hereby acknowledge and agree that: (a) the Stock to be acquired by me pursuant to the Plan has not been registered and that there is no obligation on the part of VIB Corp to register such Stock under the Securities Act of 1933, as amended, and the rules and regulations thereunder; and (b) the Stock to be acquired by me will not be freely tradeable unless the Stock is either registered under the Securities Act of 1933, as amended, or the holder presents a legal opinion acceptable to VIB Corp that the transfer will not violate the federal securities laws.

        3. I understand that the Company is relying upon the truth and accuracy of the representations and agreements contained herein in determining to grant such option to me and upon subsequently issuing any Stock pursuant to the Plan without VIB

VIB Corp
--------------, -----
Page 2


Corp first registering the same under the Securities Act of 1933, as amended.

        4. I understand that the certificate evidencing the Stock to be issued pursuant to the Plan will contain a legend upon the face thereof to the effect that the Stock is not registered under the Securities Act of 1933 and that stop transfer orders will be placed against the shares with the Company's transfer agent.

        5. In further consideration for the grant of an option to purchase Stock of VIB Corp the undersigned hereby agrees to indemnify you and hold you harmless against all liability, cost, or expenses (including reasonable attorney's fees) arising out of or as a result of any distribution or resale of shares of the Stock by the undersigned in violation of the securities laws. The agreements contained herein shall inure to the benefit of and be binding upon the respective legal representatives, successors and assigns of the undersigned and VIB Corp.

                                              Very truly yours,


                                              ------------------------------
                                              (Signature)


                                              ------------------------------
                                              (Type or Print Your Name)

                                   EXHIBIT "B"


                            _______________,________


VIB Corp
1498 Main Street
El Centro, California 92243


Gentlemen:

        On this _____ day of ___________________, ______, the undersigned has acquired, pursuant to the VIB Corp 1997 Stock Option Plan (the "Plan") and the Stock Option Agreement (the "Agreement") by and between VIB Corp (the "Company") and the undersigned dated ______________________, ______ an option to purchase _____________________ (_________) shares of the common stock, no par value, of VIB Corp (the "Stock"). In consideration of the issuance by VIB Corp to the undersigned of said shares of its Common Stock:

        1. I hereby represent and warrant to you that the Stock is being acquired by me in good faith for my own personal account, and not with a view to distributing the Stock to others or otherwise reselling the Stock in violation of the Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder.

        2. I hereby acknowledge and agree that: (a) the Stock being acquired by me pursuant to the Plan has not been registered and that there is no obligation on the part of VIB Corp to register such Stock under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder; and (b) the Stock being acquired by me is not freely tradeable and must be held by me for investment purposes unless the Stock is either registered under the Securities Act of 1933 or transferred pursuant to an exemption from such registration, as accorded by the Securities Act of 1933 and under the rules and regulations promulgated thereunder. I further represent and acknowledge that I have been informed by legal counsel in connection with said Plan of the restrictions on my ability to transfer the Stock and that I understand the scope and effect of those restrictions.

        3. I understand that the effects of the above representations are the following: (i) that the undersigned does not presently intend to sell or otherwise dispose of all or any part of the shares of the Stock to any person or entity except in compliance with the terms described above, in the Plan and in the Agreement; and (ii) that the Company is relying upon the truth

VIB Corp
--------------, -----
Page 2

and accuracy of the representations and agreements contained herein in issuing said shares of the Stock to me without first registering the same under the Securities Act of 1933, as amended.

        4. I hereby agree that the certificate evidencing the Stock may contain the following legend stamped upon the face thereof to the effect that the Stock is not registered under the Securities Act of 1933, as amended, and that the Stock has been acquired pursuant to the representations and restrictions in this letter, the Plan and in the Agreement:

               "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO THEM UNDER THE ACT OR A WRITTEN OPINION OF COUNSEL FOR THE HOLDER HEREOF, WHICH OPINION SHALL BE ACCEPTABLE TO VIB CORP, THAT REGISTRATION IS NOT REQUIRED."

        5. I hereby agree and understand that the Company will place a stop transfer notice with its stock transfer agent to ensure that the restrictions on transfer described herein will be observed.

        6. In further consideration of the issuance of the Stock, the undersigned does hereby agree to indemnify you and hold you harmless against all liability, costs, or expenses (including reasonable attorney's fees) arising out of or as a result of any distribution or resale by the undersigned or any of the Stock. The Agreements contained herein shall inure to the benefit of and be binding upon the respective legal representatives, successors and assigns of the undersigned and VIB Corp.

                                              Very truly yours,


                                              ------------------------------
                                              (Signature)

                                              ------------------------------
                                              (Type or Print Your Name)